UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	July 15, 2016

DOUGLAS DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34728	134275891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7777 North 73rd Street, Milwaukee, Wisconsin 53223

(Address of principal executive offices, including zip code)

(414) 354-2310

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K of Douglas Dynamics, Inc. (the “Company”) dated July 15, 2016, (the “Initial 8-K”) to file the historical financial statements and pro forma financial information referred to in Item 9.01(a) and (b), respectively, relating to the Company’s acquisition of substantially all of the assets of Dejana Truck & Utility Equipment Company, Inc. (“DTUENY”), and certain entities directly or indirectly owned by Peter Paul Dejana Family Trust Dated 12/31/98, on July 15, 2016.  The Company hereby amends Item 9.01 of the Initial 8-K to provide in its entirety as follows:

Item 9.01.             Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired

(1)                                 The historical audited combined financial statements of DTUENY Subsidiaries and Affiliates, which comprise the combined balance sheets as of December 31, 2015, 2014 and 2013 and the related combined statements of operations and comprehensive income, shareholders’ and members’ equity, and cash flows for each of the two years ended December 31, 2015, and related notes to the combined financial statements, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A, and are incorporated by reference herein.

(2)                                 The historical unaudited financial statements of DTUENY Subsidiaries and Affiliates as of June 30, 2016 and for the six month periods ended June 30, 2016 and June 30, 2015 are filed as Exhibit 99.3 to this Current Report on Form 8-K/A, and are incorporated by reference herein.

(3)                                 The consent of Margolin, Winer & Evens LLP, DTUENY’s independent auditor, is attached as Exhibit 23.1 to this Current Report on Form 8-K/A.

(b)                                 Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2015 and as of and for the six months ended June 30, 2016 is filed as Exhibit 99.4 to this Current Report on Form 8-K/A.

(c)                                  Not applicable.

(d)           Exhibits. The following exhibits are being filed herewith:

(2.1)        Asset Purchase Agreement, dated June 15, 2016, among Acquisition Delta LLC, Peter Paul Dejana Family Trust Dated 12/31/98, Dejana Truck & Utility Equipment Company, Inc. and Andrew Dejana (as Appointed Agent) [Incorporated by reference to Exhibit 2.1 to Douglas Dynamics, Inc.’s Current Report on Form 8-K filed June 20, 2016].*

(10.1)                ABL Amendment, dated as of July 15, 2016, to the Second Amended and Restated Credit and Guaranty Agreement, dated as of December 31, 2014, among Douglas Dynamics, L.L.C., Douglas Dynamics Finance Company, Fisher, LLC, Trynex International LLC, Henderson Enterprises Group, Inc., Henderson Products, Inc., and Acquisition Delta LLC as borrowers, Douglas Dynamics, Inc., as guarantor, the banks and financial institutions listed therein, as lenders, J.P. Morgan Securities LLC and Wells Fargo Bank, N.A., as joint bookrunners and joint lead arrangers, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and Wells Fargo Bank, N.A., as syndication agent.*

(10.2)                Term Loan Joinder Agreement and Amendment, dated as of July 15, 2016, to the Amended and Restated Credit and Guaranty Agreement, dated as of December 31, 2014, among Douglas Dynamics, L.L.C., as borrower, Douglas Dynamics, Inc., Douglas Dynamics Finance Company, Fisher, LLC, Trynex International LLC, Henderson Enterprises Group, Inc., Henderson Products, Inc., and Acquisition Delta LLC as guarantors, the banks and financial institutions listed therein, as lenders, J.P. Morgan Securities LLC and Wells Fargo Bank, N.A., as joint bookrunners and joint lead arrangers, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and Wells Fargo Bank, N.A., as syndication agent.*

(23.1)                Consent of Margolin, Winer & Evens LLP.

(99.1)                Press release dated July 18, 2016.*

(99.2)                Audited Combined Financial Statements of Dejana Truck & Utility Equipment Company Subsidiaries and Affiliates, which comprise the combined balance sheets as of December 31, 2015, 2014 and 2013 and the related combined statements of operations and comprehensive income, shareholders’ and members’ equity, and cash flows for each of the two years ended December 31, 2015 and related notes to the combined financial statements.

(99.3)                Unaudited Combined Financial Statements of Dejana Truck & Utility Equipment Company Subsidiaries and Affiliates as of June 30, 2016 and for the six month periods ended June 30, 2016 and June 30, 2015.

(99.4)                Unaudited pro forma condensed combined financial information of Douglas Dynamics, Inc. for the year ended December 31, 2015 and as of and for the six months ended June 30, 2016.

*Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOUGLAS DYNAMICS, INC.

Date: September 30, 2016	By:	/s/ Robert McCormick
Robert McCormick
Executive Vice President, Chief Financial Officer
and Secretary

DOUGLAS DYNAMICS, INC.

Exhibit Index to Amendment No. 1 to Current Report on Form 8-K

Dated July 15, 2016

Exhibit
Number

(2.1)

Asset Purchase Agreement, dated June 15, 2016, among Acquisition Delta LLC, Peter Paul Dejana Family Trust Dated 12/31/98, Dejana Truck & Utility Equipment Company, Inc. and Andrew Dejana (as Appointed Agent) [Incorporated by reference to Exhibit 2.1 to Douglas Dynamics, Inc.’s Current Report on Form 8-K filed June 20, 2016].

(10.1)

ABL Amendment, dated as of July 15, 2016, to the Second Amended and Restated Credit and Guaranty Agreement, dated as of December 31, 2014, among Douglas Dynamics, L.L.C., Douglas Dynamics Finance Company, Fisher, LLC, Trynex International LLC, Henderson Enterprises Group, Inc., Henderson Products, Inc., and Acquisition Delta LLC as borrowers, Douglas Dynamics, Inc., as guarantor, the banks and financial institutions listed therein, as lenders, J.P. Morgan Securities LLC and Wells Fargo Bank, N.A., as joint bookrunners and joint lead arrangers, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and Wells Fargo Bank, N.A., as syndication agent.*

(10.2)

Term Loan Joinder Agreement and Amendment, dated as of July 15, 2016, to the Amended and Restated Credit and Guaranty Agreement, dated as of December 31, 2014, among Douglas Dynamics, L.L.C., as borrower, Douglas Dynamics, Inc., Douglas Dynamics Finance Company, Fisher, LLC, Trynex International LLC, Henderson Enterprises Group, Inc., Henderson Products, Inc., and Acquisition Delta LLC as guarantors, the banks and financial institutions listed therein, as lenders, J.P. Morgan Securities LLC and Wells Fargo Bank, N.A., as joint bookrunners and joint lead arrangers, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and Wells Fargo Bank, N.A., as syndication agent.*

(23.1)	Consent of Margolin, Winer & Evens LLP.

(99.1)	Press release dated July 18, 2016.*

(99.2)

Audited Combined Financial Statements of Dejana Truck & Utility Equipment Company Subsidiaries and Affiliates, which comprise the combined balance sheets as of December 31, 2015, 2014 and 2013 and the related combined statements of operations and comprehensive income, shareholders’ and members’ equity, and cash flows for each of the two years ended December 31, 2015 and related notes to the combined financial statements.

(99.3)	Unaudited Combined Financial Statements of Dejana Truck & Utility Equipment Company Subsidiaries and Affiliates as of June 30, 2016 and for the six month periods ended June 30, 2016 and June 30, 2015.

(99.4)	Unaudited pro forma condensed combined financial information of Douglas Dynamics, Inc. for the year ended December 31, 2015 and as of and for the six months ended June 30, 2016.

*Previously filed.